TRADEMARK LICENSE AGREEMENT

     AGREEMENT made as of this 29th day of May, 2002 between AUDIOVOX CORPORATION, a Delaware corporation, having a principal office at 150 Marcus Boulevard, Hauppauge, NY 11788 ("Licensor") and AUDIOVOX COMMUNICATIONS CORP., a Delaware corporation, having a principal office at 555 Wireless Blvd., Hauppauge, NY 11788 ("Licensee"):

                              W I T N E S S E T H :

     WHEREAS, Licensor is the owner of the valuable trademark "AUDIOVOX" as a word mark in various logos and designs, which is the subject of a registered trademark in the United States (Patent & Trademark Office Registration Numbers 1,234,338; 1,432,756 and 2,138,694) and many other countries (the "Trademark"), and

     WHEREAS,  Licensee  has  expressed  a  desire  to be  licensed  to use  the
Trademark in connection with the manufacture and sale of Products (as hereinafter defined) for distribution to Licensee's Market (as hereinafter defined).

     NOW, THEREFORE, it is agreed as follows:

1. LICENSE.
   --------

     Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee, and Licensee hereby accepts, a royalty free, non-exclusive and non-transferable license to use the trademark "AUDIOVOX" solely in connection with the sale, distribution and service of mobile cellular handset systems and other wireless communications devices that use the infrastructure of wireless communications carriers (the "Products") and to sell, distribute and service the same within Licensee's Market and Territory as hereinafter described, provided that all of said Products produced

                                  Exhibit 99.7
                                        1


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by  Licensee  shall  be  produced  in  accordance  with the  specifications  and instructions submitted by Licensee to Licensor and approved by Licensor and provided further that all requirements of Licensor with respect to quality of Products sold under the Trademark shall be at all times strictly observed by Licensee and by its production facilities. Licensee may apply such Trademark only in connection with the Products produced by manufacturers approved by Licensor in accordance with such specifications and instructions, and the quality thereof shall at all time be satisfactory to Licensor. Upon request of Licensor, Licensee shall require that any production facility producing the Products to be sold under the Trademark shall in writing acknowledge the validity of the Trademark and agree to refrain from any use thereof for its own account or for the account of anyone other than Licensee or Licensor.

2.       QUALITY CONTROL.
         ---------------

     Licensee will permit or will arrange for permission to duly authorized representatives of the Licensor, at all reasonable times, to inspect the premises of the Licensee or of the production facilities which Licensee shall use and to inspect and test the Products in connection with which Licensee uses or intends to use the Trademark.

3.       PACKAGING AND ADVERTISING.
         -------------------------

     Licensee shall so package the Products in connection with which it uses the said Trademark as to conform to the packaging design approved by the Licensor. Licensee agrees to submit to Licensor for its approval all designs for packaging which Licensee proposes to use and agrees that it will not use any packaging design which shall not have been previously approved by Licensor. Licensee further agrees that all advertising and other promotional material which it proposes to use

                                  Exhibit 99.7
                                        2


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with  respect to  Products  to be sold under the  Trademark  shall be subject to review and approval of Licensor and that no such advertising will be published without such approval, which approval Licensor will not unreasonably withhold, provided that the same generally conforms to advertising standards observed by Licensor and provided further that all such advertising and all packaging of said Products shall contain a statement to the effect that said Trademark is the property of Licensor and that the Product so advertised or enclosed in any such package is manufactured and sold under license from Licensor.

4.       PRODUCT LIABILITY INSURANCE AND INDEMNITY.
         -----------------------------------------

         Licensee agrees to maintain product liability insurance in limits satisfactory to Licensor insuring both Licensee and Licensor against all liability which may arise or be asserted against either Licensor or Licensee or both, arising out of or connected with the use of Products produced and sold by Licensee under the said Trademark, and Licensee shall furnish to Licensor upon demand, and from time to time, certificates evidencing the continued maintenance of such product liability insurance. Notwithstanding such insurance, Licensee hereby indemnifies Licensor against any liability or loss which may be asserted or incurred through claims of third persons against the Licensor arising out of or related to the manufacture or sale of Products sold by Licensee under said Trademark.

5. EXTENT OF LICENSE.
   -------------------

     The  license   granted  by  Licensor   to  Licensee   hereunder   shall  be
non-exclusive and is limited to the Products that are sold through the Carrier Distribution Channel. The Carrier Distribution Channel is comprised of:

     (a) A direct channel through which ACC sells Products to Carriers. The direct channel consists of (a) retail stores owned by Carriers and (b) the Carriers'

                                  Exhibit 99.7
                                        3


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          sales organizations for corporate enterprise customers; and

     (b) An indirect channel through which ACC sells Products to retailers, distributors and agents that are authorized by Carriers to activate Products, to sell air time on behalf of Carriers, to promote Products to end users and to perform other activities that support the sale of Products to end users on behalf of Carriers.

The Carrier Distribution Channel is referred herein as "Licensee's Market". Licensee's Territory is the United States, Canada, Mexico and all countries in Central America, the Caribbean and South America. This license shall be non-divisible and non-transferable without Licensor's prior consent. Nothing herein contained shall be construed to bar the Licensor from selling products bearing the Trademark in any market or anywhere in the world. Licensee agrees that it will not sell Products bearing the Trademark in any market or territory other than the Licensee's Market and Territory.

6. MAINTENANCE OF TRADEMARK.
   -------------------------

     Licensor owns title to the Trademark and believes the use of the Trademark on the Products in Licensee's Market and Territory will not constitute an infringement of any other trademark used by a third party. In the event that Licensee receives notice, or is informed of any claim, suit or demand against Licensee on account of any alleged infringement relating to its use of the Trademark owned by Licensor and used by Licensee in accordance with the terms of this Agreement, Licensee shall promptly notify Licensor of any such claim, suit or demand. Thereupon, Licensor shall take such action as it may deem necessary to protect and defend Licensee against any such claim by any third party and shall indemnify Licensee against any loss, costs or expenses incurred in connection therewith. Licensee shall not settle or compromise any such claim by a third party without the prior written consent of Licensor. Licensor shall have the sole right to defend, compromise or settle any

                                  Exhibit 99.7
                                        4


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such claim,  in its  discretion,  at  Licensor's  sole cost and  expense,  using attorneys of its own choosing, and Licensee agrees to cooperate fully with Licensor in connection with the defense of any such claim. Licensee may participate at its own expense in such defense or settlement, but Licensor's decision with regard thereto shall be final.

7.       DURATION OF LICENSE.
         -------------------

     (a) This agreement and the license granted hereby shall take effect on the date hereof and unless sooner terminated, this agreement and the license granted hereby shall remain in full force and effect as long as AUDIOVOX CORPORATION owns more than fifty (50%) percent of the issued and outstanding shares of Licensee.

     (b) Notwithstanding any other provision of this agreement, either party shall have the right to terminate this agreement upon written notice to the other for failure to comply with any provision of this agreement, provided, however, that the party so notified shall have the right to cure any such default during a period of 60 days following the mailing of the notice of default, and that upon such correction, the said notice of termination shall have no further force or effect.

     (c) The license granted hereby shall terminate forthwith and without prior notice in the event that Licensee shall make any assignment of its assets or business for the benefit of creditors or shall take the benefit of any insolvency statute of the United States or any country, or if a trustee or receiver be appointed to administer or conduct its business or affairs, or if it be adjudged a bankrupt in any legal proceeding, or if any involuntary petition under any insolvency statute of the United States be filed against Licensee which shall not have been dismissed within thirty (30) days following the filing thereof.

                                  Exhibit 99.7
                                        5


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     (d)  This  agreement  and  the  license   granted  hereby  shall  terminate
          forthwith and without prior notice in the event of the termination or dissolution of the Licensee.

8.       OWNERSHIP OF TRADEMARK.
         ----------------------

     Licensee acknowledges that Licensor is the sole and exclusive owner of all right, title and interest in and to the Trademark and all variations and derivations thereof. Licensee recognizes the value of the goodwill associated with the Trademark and acknowledges that all rights in and the goodwill pertaining to the Trademark, belong exclusively to Licensor. Licensee agrees that during the term of this Agreement, or thereafter, it will not attack the title or any rights of Licensor in the Trademark or otherwise take any action to damage the Trademark or the validity of the license. Licensee's use of the Trademark shall inure to the benefit of Licensor for trademark purposes. Licensee shall not, at any time, acquire any rights in the Trademark by virtue of any use it may make of the Trademark. Licensee shall use the Trademark with such words qualifying or identifying that Licensee's use of the Trademark is pursuant to this license agreement.

     Licensee further acknowledges that it has not obtained and will not obtain any ownership, right, title or interest in or to the Trademark by reason of the fact that the Trademark or the word "AUDIOVOX" was used or will be used in the name under which the Licensee was formed or authorized to conduct business.

     Upon termination of the license granted by this agreement for any reason whatsoever, Licensee will immediately cease and desist from any and all use of the Trademark for all purposes including but not limited to the sale, distribution and service of the Product. In addition, Licensee at its own expense will immediately take whatever steps are necessary and file whatever applications,

                                  Exhibit 99.7
                                        6


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amendments  or  documents  necessary  with the  proper  office  of the  State of
Delaware or any other jurisdiction in which Licensee has recorded the word "AUDIOVOX" as part of its corporate name, to effect a change of its corporate name to a name without and dissimilar to the word "AUDIOVOX".

     Licensee further agrees that in the event of such termination, Licensee will at no time adopt or use any word or mark which is likely to be similar to or confusing with the Trademark.

     Nothing contained in this agreement shall be construed as an assignment to Licensee of any right, title or interest in and to the Licensed Trademark, it being understood that all right, title and interest relating thereto are expressly reserved by Licensor except for the rights being licensed hereunder, and as to such rights, only as expressly herein limited.

9.       BOOKS AND RECORDS.
         -----------------

     Licensee will keep accurate books and records covering all activities relating to the license being granted.

10.      NOTICES.
         -------

     Any notice required or permitted to be given by either party to the other under this agreement shall be deemed sufficiently given upon delivery in person or upon mailing by registered or certified mail, postage prepaid, return receipt requested, addressed to the party to be notified at its address shown at the beginning of this agreement or at such other address as may be furnished by notice similarly given.

11.      MISCELLANEOUS.
         -------------

     This agreement may not be orally modified and no amendment thereof shall be

                                  Exhibit 99.7
                                        7


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effective except upon the signature of a duly authorized  representative of each of the parties hereto.

12.      COUNTERPARTS.
         ------------

     This Agreement may be executed in one or more counterparts, each of which is to be deemed an original, and all of which constitute, collectively, one agreement.

                                  Exhibit 99.7
                                        8

     IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the parties hereto as of the day and year first written above.

                              AUDIOVOX COMMUNICATIONS CORP.
                              (Licensee)


                              By: s/ Philip Christopher
                                 -----------------------------------------
                              Its:  Chief Executive Officer

                              AUDIOVOX CORPORATION
                              (Licensor)


                              By: s/ John J. Shalam
                                 -----------------------------------------
                              Its:  Chief Executive Officer

                                  Exhibit 99.7
                                        9


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